UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005 (May 10, 2005)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Section 9 – Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESENTATION 05/10/05
EX-99.2 PRESS RELEASE 05/05/05

Section 7 – Regulation FD

     Item 7.01 Regulation FD Disclosure.

          On May 10, 2005, BancorpSouth, Inc. will make a presentation at the Gulf South Bank Conference in New Orleans, Louisiana at 1:35 p.m. CDT. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. BancorpSouth, Inc. issued a press release announcing its participation in the Gulf South Bank Conference on May 5, 2005. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit 99.1	Presentation at Gulf South Bank Conference by BancorpSouth, Inc. on May 10, 2005.

Exhibit 99.2	Press Release issued on May 5, 2005 by BancorpSouth, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: May 9, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation at Gulf South Bank Conference by BancorpSouth, Inc. on May 10, 2005.
99.2	Press Release issued on May 5, 2005 by BancorpSouth, Inc.